COMMON STOCK                                                  COMMON STOCK
  SHARES                                                         SHARES

                       MAIN STREET TRUST, INC.

             INCORPORATED UNDER THE LAWS                      SEE REVERSE FOR
             OF THE STATE OF ILLINOIS                      CERTAIN DEFINITIONS
                                                             CUSIP 560362 10 5


THIS CERTIFIES THAT








is the owner of


          FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, OF

=========================MAIN STREET TRUST, INC.============================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
0
   Dated:


      /s/ Teresa M. Marsh                /s/ Van A. Dukeman
      CORPORATE SECRETARY                PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

                 BANKILLINOIS

                                                            TRANSFER AGENT
                                                             AND REGISTRAR

BY

                                                      AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                         UNIF GIFT MIN ACT - ___________Custodian_____________
   TEN ENT - as tenants by the entireties                                      (Cust)                   (Minor)
   JT TEN  - as joint tenants with right of                                    under Uniform Gifts to Minors
             survivorship and not as tenants                                   Act_____________________________
             in common                                                                    (State)
                                                           UNIF TRF MIN ACT - _______Custodian (until age_____)
                                                                               (Cust)
                                                                              __________under Uniform Transfers
                                                                               (Minor)
                                                                              to Minors Act____________________
                                                                                               (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED.______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                                   X________________________________________

Signature(s) Guaranteed            X________________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN
                                    EVERY PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.



By_________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.